SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 5, 2003
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                          1-16725                     42-1520346
(State or other jurisdiction    Commission file number        (I.R.S. Employer
  of incorporation)                                       Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

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ITEM 7.  EXHIBITS

99.1 Table of realized capital gains and losses on a pre-tax basis for various reporting periods.

ITEM 9.  REGULATION FD DISCLOSURE

Investors have asked for additional information regarding Principal Financial Group, Inc.'s Realized Capital Gains and Losses. Exhibit 99.1, attached, shows our Realized Capital Gains and Losses (including unrealized gains and losses on derivatives and seed money) for various reporting periods, including the six months ended June 30, 2003. The format is essentially the same as the required footnote contained in our most recent annual report on Form 10-K for the year ended December 31, 2002, filed by the Company with the Securities and Exchange Commission.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PRINCIPAL FINANCIAL GROUP, INC.


                          By:      /S/ THOMAS J. GRAF
                                   ---------------------------------------------
                          Name:    Thomas J. Graf
                          Title:   Senior Vice President - Investor Relations



Date:  August 5, 2003


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                                                                    Exhibit 99.1

Principal Financial Group, Inc.
Pre-tax Realized Capital Gains and Losses
In $ millions

                               FOR THE SIX MONTHS ENDED                      YEARS ENDED
                   ---------------------------------------------------------------------------------------
                             JUNE 30, 2003       JUNE 30, 2002         2002           2001          2000

Fixed Maturity Securities
Gross Gains*                     45.6                 144.5             176.3          76.7         29.1
Gross Losses                    (156.9)              (307.4)           (538.6)       (408.9)      (155.0)

Equity Securities
Gross Gains                       1.4                   2.8               4.1           9.4         84.2
Gross Losses                    (15.4)                (15.7)            (32.8)        (76.9)        (5.0)


Commercial Mortgages            (11.8)                 (9.9)            (10.3)         10.7          8.6

Real Estate                       2.9                  18.2               9.3         (19.0)        82.3

Seed Money                       32.2                    -              (83.5)           -            -

Derivatives                      (5.3)                 (8.8)            (73.2)        (45.2)        (1.1)

Other                            19.7                 182.9             193.9         (60.8)        96.5
                          --------------------- ----------------- ---------------- ------------ ----------

Net Realized Capital
  Gains (Losses)                (87.6)                  6.6            (354.8)        (514.0)      139.6
                          =====================  ================ ================ ============ ==========


*Included in the gross gains number in 2003 is $12.0 million in gains related to credit impaired securities.


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